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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) AUGUST 8, 2007

                              HAROLD'S STORES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    OKLAHOMA
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                 (State or Other Jurisdiction of Incorporation)

         1-10892                                          73-1308796
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(Commission File Number)                       (IRS Employer Identification No.)


       5919 MAPLE AVE. DALLAS, TX                            75235
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (214) 366-0600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         Effective August 8, 2007, the Company implemented a reduction in a number of positions, which included two senior officer positions. They include Kenneth C. Row, Executive Vice President- Marketing and Curtis E. Elliott, Vice President- Planning and Allocation. These positions were eliminated solely to reduce corporate overhead costs and not due to performance.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HAROLD'S STORES, INC.



Date:  August 13, 2007                 By: /s/ Jodi L. Taylor
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                                           Jodi L. Taylor, Chief Financial
                                           Officer